UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 22, 2026

SKY QUARRY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42296	84-1803091
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

707 W. 700 South, Suite 1

Woods Cross, UT 84087

(Address of principal executive office) (Zip Code)

(424) 394-1090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On June 22, 2026, Sky Quarry Inc. (the “Company”) issued a press release announcing that the Company is entering the production phase at its Eagle Springs Refinery, a refinery located in Nevada and operated by Foreland Refining Corporation, a wholly owned subsidiary of the Company (the “Eagle Springs Refinery” or the “Foreland Refinery”), with refinery operations expected to commence in July 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 22, 2026, the Company announced that it is entering the production phase at its Eagle Springs Refinery. Repairs at the Eagle Springs Refinery are complete, with preparation work in its final stages, and the Company expects to commence refinery operations in July 2026.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this report other than statements of historical fact, including, but not limited to, statements relating to the Company’s business strategy and plans, its objectives and future developments related to the Eagle Springs Refinery, constitute forward-looking statements. The statements may be identified by words such as “could,” “expects,” “if,” “may,” “potential,” “will,” and words of similar meaning. Forward-looking statements are not statements of fact nor assurances of future events or performance. Although such statements are based on the current expectations and certain assumptions of our management, they are subject to a number of risks and uncertainties, many of which are difficult to predict and outside of our control. Accordingly, actual results could differ materially from those anticipated or implied in the forward-looking statements, and you should not place undue reliance on such statements. These risks and uncertainties include, among other things, the Company’s ability to bring its Eagle Springs Refinery operational on its expected timeline, if at all, implement its business plans and enter into certain transactions, the Company’s access to capital and financing, the outcome of any legal proceedings instituted against the Company, the Company’s ability to maintain compliance with Nasdaq listing standards and manage certain outstanding loans, heightened prices of and reduced access to certain commodities, rising interest rates and inflation, logistical challenges, supply chain disruptions and adverse economic and political conditions, including the impact of the Ukraine war, conflict in the Middle East and other geopolitical tensions caused by changes in trade policies or otherwise. These and other risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed on March 31, 2026, and subsequent Quarterly Reports on Forms 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Sky Quarry Inc., dated June 22, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sky Quarry Inc.

Dated: June 22, 2026	By:	/s/ Marcus Laun
	Name:	Marcus Laun
	Title:	Interim Chief Executive Officer, Interim Chief Financial Officer and President